UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 18, 2009

Exact name of registrant as specified in its charter,
Commission	state of incorporation, address of principal executive	I.R.S. Employer
File Number	offices, and telephone number	Identification Number

1-3382	CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC. 410 South Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6411 State of Incorporation: North Carolina	56-0165465
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
The Registrant has entered into a Seventy-seventh Supplemental Indenture, dated as of June 18, 2009 (the “Seventy-seventh Supplemental Indenture”), to its Mortgage and Deed of Trust, dated May 1, 1940, as supplemented, (the “Mortgage”), with The Bank of New York Mellon (formerly Irving Trust Company) and Frederick G. Herbst (Ming Ryan, successor), as trustees, in connection with certain amendments to the Mortgage. The amendments are set forth in the Seventy-seventh Supplemental Indenture and became effective upon execution thereof. A copy of the Seventy-seventh Supplemental Indenture to the Mortgage is filed herewith as Exhibit 4.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
No.	Description

4	Seventy-seventh Supplemental Indenture, dated as of June 18, 2009, to the Registrant’s Mortgage and Deed of Trust, dated May 1, 1940, as supplemented, (the “Mortgage”), with The Bank of New York Mellon (formerly Irving Trust Company) and Frederick G. Herbst (Ming Ryan, successor), as trustees.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC. Registrant
By:	/s/ Jeffrey M. Stone
Jeffrey M. Stone
Chief Accounting Officer

Date: June 23, 2009